Exhibit 99.2
Sitrick and Company Inc.
Financial Statements
September 30, 2009 (Unaudited)

Sitrick and Company Inc.
Balance Sheet
September 30, 2009 (Unaudited)

September 30,
2009
Assets
Current assets
Cash and cash equivalents	$4,172,026
Trade receivables, net of allowance for doubtful accounts of $2,285,454	6,252,439
Other current assets	186,234
Due from CEO	140,786

Total current assets	10,751,485
Property and equipment, net (Notes 4 and 6)	12,820,169
Deposits and other	373,457

$23,945,111

Liabilities and Stockholder’s Equity
Current liabilities
Current portion of unsecured notes payable to CEO (Note 6)	$792,000
Current portion of notes and contracts payable (Note 6)	390,000
Accounts payable	620,778
Unearned client retainers	772,288
Accrued liabilities (Note 5)	1,419,566
Accrued liabilities due CEO (Note 5)	3,384,000
Income taxes payable	738,722
Current deferred income taxes	73,000

Total current liabilities	8,190,354
Deferred credits	188,000
Long-term deferred income taxes	683,000

Long-term debt, net of current portion
Unsecured notes payable to CEO (Note 6)	14,096,050
Notes and contracts payable (Note 6)	169,218

Total long-term debt	14,265,268

Total liabilities	23,326,622

Commitments and contingencies (Note 9)
Stockholder’s equity (Notes 2 and 8)
Class A common stock; no par value; 8,000,000 shares authorized; 5,297,600 shares issued and outstanding	757
Class B common stock; no par value; 2,000,000 shares authorized; 1,702,400 shares issued and held in treasury	243
Retained earnings	2,841,532
Unearned ESOP shares	—
Treasury shares, at cost; 1,702,400 shares of Class B common stock held in treasury	(2,224,043)

Total stockholder’s equity	618,489

Total liabilities and stockholder’s equity	$23,945,111

The accompanying notes are an integral part of these financial statements.

Sitrick and Company Inc.
Statements of Income
Nine-Month Periods Ended
September 30, 2009 and 2008 (Unaudited)

	September 30,	September 30,
	2008	2009
Revenues
Professional fees	$15,638,776	$17,347,763
Reimbursable costs	1,326,709	845,736

Total revenues	16,965,485	18,193,499

Costs and expenses
Compensation and related costs	5,487,287	6,548,129
Reimbursable costs	1,261,871	703,580
General, administrative and other operating expenses	2,869,800	3,280,307
Provision for doubtful accounts	742,489	853,980
Royalty for intangibles due CEO (Note 5)	2,650,000	3,350,000
Aircraft operating costs and expenses (Note 4)	1,253,457	1,366,048
ESOP compensation and administration costs (Note 8)	51,728	35,595

Total costs and expenses	14,316,632	16,137,639

Income from operations	2,648,853	2,055,860

Other expense
Interest expense, net	(817,265)	(626,963)
Losses on marketable securities	(31,591)	—

Total other expense	(848,856)	(626,963)

Income before income taxes	1,799,997	1,428,897
Provision (credit) for income taxes	749,000	(433,000)

Net income	$1,050,997	$1,861,897

The accompanying notes are an integral part of these financial statements.

Sitrick and Company Inc.
Statement of Stockholder’s Equity
Nine-Month Period Ended
September 30, 2009 (Unaudited)

September 30,
2009
Activity in Dollars
Class A common, no par — No changes during the period	$757

Class B common, no par — No changes during the period	$243

Retained earnings
Balance, beginning of year	$979,635
Net income	1,861,897

Balance, end of period	$2,841,532

Unearned ESOP shares—No changes during the period	$—

Treasury shares, at cost—No changes during the period	$(2,224,043)

Total stockholder’s equity
Balance, beginning of year	$(1,243,408)
Net income	1,861,897

Balance, end of period	$618,489

Activity in Shares
Class A common, no par — No changes during the period	5,297,600

Class B common, no par — No changes during the period	1,702,400

Treasury shares, at cost—No changes during the period	1,702,400

The accompanying notes are an integral part of these financial statements.

Sitrick and Company Inc.
Statements of Cash Flows
Nine-Month Periods Ended
September 30, 2009 and 2008 (Unaudited)

	September 30,	September 30,
	2008	2009
Cash flows from operating activities
Net income	$1,050,997	$1,861,897
Adjustments to reconcile net income to net cash provided by operating activities
ESOP share-based compensation for shares earned (Note 8)	31,655	—
Depreciation and amortization	575,897	1,177,488
Provision for deferred income taxes	684,000	(336,000)
Provision for doubtful accounts	742,489	853,980
Loss on disposal of fixed assets	87,704	—
Loss on investment securities	31,591	—
Changes in operating assets and liabilities
Trade receivables	(3,092,832)	(2,382,396)
Other current assets	11,016	37,684
Due from CEO	—	(129,335)
Deposits and other	(36,618)	(203,023)
Accounts payable	(232,387)	169,689
Unearned client retainers	(83,742)	(277,600)
Accrued liabilities	670,653	697,409
Accrued liabilities due CEO	2,650,000	1,946,571
Due to CEO	(79,379)	—
Income taxes	(50,072)	(307,000)
Deferred credits	8,396	7,968

Net cash provided by operating activities	2,969,368	3,117,332

Cash flows from investing activities
Purchases of property and equipment, net of advance payments	(2,583,163)	(33,926)
Proceeds from sale of property and equipment	1,283,515	—

Net cash used in investing activities	(1,299,648)	(33,926)

Cash flows from financing activities
Payments on long-term debt	(2,487,361)	(1,609,844)

Borrowings to purchase new aircraft (Note 6)	14,000,000	—
Payoff of new aircraft construction loan (Note 6)	(11,730,000)	—
Borrowings to purchase automobiles	153,730	—

Net cash used in financing activities	(63,631)	(1,609,844)

Net increase in cash and cash equivalents	1,606,089	1,473,562
Cash and cash equivalents, beginning of year	327,043	2,698,464

Cash and cash equivalents, end of period	$1,933,132	$4,172,026

Supplemental disclosure of cash flow information
Interest paid	$713,199	$448,431
Income taxes paid	115,072	210,000
Reduction in unearned ESOP shares for original cost of shares earned in excess of related ESOP share-based compensation (Note 8)	150,135	—
The accompanying notes are an integral part of these financial statements.

Sitrick and Company Inc.
Notes to Financial Statements
September 30, 2009 and 2008 (Unaudited)
1.  Description of the Company and its Business
Sitrick and Company Inc. (the “Company”) is a public relations firm. It specializes in providing strategic communications services to clients in corporate, financial, transactional and crisis situations, including mergers and acquisitions, litigation and restructuring and bankruptcy cases. The Company was incorporated in California on January 24, 1989. In November 2009, the Company effectively sold the core assets of its strategic communications business to Resources Connection, Inc. (Note 10).
2.  Stock Ownership
Effective December 23, 2008, the Company became wholly-owned by a family trust (the “Sitrick Trust”) of its founder, Chairman and CEO (the “CEO”) following the Company’s redemption of Class B common shares held by the Sitrick and Company Inc. Employee Stock Ownership Plan (the “ESOP”) (Note 9). A Class B common share has attributes that are identical to those of a Class A common share, except for its preferential and cumulative rights to dividends, if declared, and its restriction of ownership to employees and the ESOP. Class B common shares automatically convert to Class A common shares upon the Term Note debt related to the ESOP (Note 7) being paid in full. All Class B common shares once outstanding are now held in treasury at cost.
3.  Summary Of Significant Accounting Policies
Basis of Presentation and Use of Estimates

The Company prepares its financial statements in conformity with accounting principles generally accepted in the United States. Accordingly, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions are reasonable, actual results could differ from the estimates and assumptions used.

Unaudited Interim Financial Information

The accompanying interim balance sheet as of September 30, 2009, the statement of stockholder’s equity for the nine months ended September 30, 2009 and the statements of income and cash flows for the nine months ended September 30, 2009 and 2008 are unaudited. The unaudited interim financial statements have been prepared on the same basis as the annual financial statements and, in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to state fairly the Company’s financial position as of September 30, 2009 and its results of operations and its cash flows for the nine months ended September 30, 2009 and 2008. The results of operations for the nine months ended September 30, 2009 and 2008 are not necessarily indicative of the results to be expected for the years ended December 31, 2009 and 2008, respectively, or for any other interim period or for any other future year. Certain information and note disclosures normally included in annual financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted; however, the Company believes the disclosures made are adequate to make the information presented not misleading.

Revenue Recognition

The Company recognizes fee revenues, net of estimated fee adjustments, when its professionals deliver services and generally bills its clients monthly. In the event the Company’s arrangement with its client provides for contingent payments upon the occurrence of a specified event, outcome or otherwise, the Company recognizes revenue at the time the contingency is resolved and the fees become due from the client, although the costs and expenses related thereto are recognized when incurred. The Company recorded no such fees for the nine-month period ended September 30, 2009 and 2008.

Client Reimbursements of “Out of Pocket” Expenses

The Company recognizes all reimbursable costs from clients for ‘out-of-pocket’ expenses at the time the cost to be reimbursed is accrued as an expense.

Compensation and Related Costs

The Company accrues estimated performance bonuses and incentive compensation based on a review of each employee’s performance at the end of each quarter in accordance with performance bonus arrangements and employment contracts (Note 9). Through the date of the ESOP share redemption, the Company calculated compensation expense for ESOP shares allocated to employees each year at an average fair value per share as determined using a market approach valuation method (Note 8).

Allowance for Doubtful Accounts

The Company maintains an allowance for doubtful accounts for estimated losses relating to the anticipated inability of certain clients to make required payments for services rendered and for estimated fee adjustments not yet claimed by clients. Management estimates this allowance based on clients’ payment histories and patterns; their financial condition; the general economic environment; and other pertinent information. If the collection outlook of a client deteriorates or unfavorable collection trends occur in general, additional allowances may be required.

Cash and Cash Equivalents

The Company considers cash and cash equivalents as cash held in interest-bearing or demand deposit bank accounts and highly-liquid investments with an original maturity date of three months or less. The carrying amounts reflected in the balance sheet for cash and cash equivalents approximate their fair values due to the short maturities of these instruments.

Property and Equipment

The Company has stated property and equipment at cost, less accumulated depreciation and amortization. It computes depreciation and amortization expense using the straight-line method over the estimated useful lives of the related assets (Note 4). The Company expenses the normal costs of repairs and maintenance to operations as incurred and capitalizes costs of major refurbishments. The Company assesses impairment of long-lived assets, which are comprised primarily of an aircraft, in accordance with applicable accounting regulations. An impairment review is performed whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Factors considered by the Company include, but are not limited to, significant changes in the manner of use of the asset or the strategy for the overall business; and, significant negative industry or economic trends. Management believes that no events or changes in circumstances have occurred which would indicate that the aircraft has been permanently impaired.

Unearned Client Retainers

The Company receives non-refundable cash retainers as minimum annual fees on substantially all of its client engagements. The Company records these unearned client retainers as a current liability upon receipt and applies them against ensuing billings for services provided. The Company recognizes an unapplied fee retainer as earned professional fees after expiration of the applicable period for which it served as a minimum fee.

Deferred Credits

The Company recognizes rent expense on a straight-line basis over the lease term. Deferred credits reflect scheduled rent adjustments, abatements and other allowances on a facility lease which are to be amortized over future periods for purposes of such straight-line recognition of rent expense.

Income Taxes

The Company reports taxable income on the cash basis for income tax return purposes and on the accrual basis for these financial statements. As a result, the Company recognizes deferred income taxes for the estimated future tax consequences of differences between the tax basis and the financial reporting basis of assets and liabilities based on enacted tax laws and statutory rates applicable to the periods in which the differences are expected to affect taxable income. The Company will also recognize a valuation allowance to reduce deferred tax assets if, in management’s opinion, it is more likely than not that some portion of these assets will not be realized. The provision for income taxes consists of current income taxes payable as well as the net change during the year in deferred income taxes.

In March 2009, the Company filed an election to convert its tax status from a “C Corporation” to an “S Corporation”, effective January 1, 2009. As a result, the Company’s taxable income or loss for 2009 and future years will be distributed to and included with the taxable income of the Sitrick Trust and it will no longer pay income taxes except in the event of triggering “built-in” gains for tax purposes and for certain state and city taxing authorities.

Recent Accounting Pronouncements

The Company did not adopt guidance codified in Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures” (“ASC 820”), related to the elective measurement of certain financial assets and financial liabilities at fair value and elective application of such fair value option on an instrument-by-instrument basis. At each reporting date, the electing company would disclose assets and liabilities that are measured at fair value on the face of its balance sheet and report unrealized gains and losses in earnings. The codification establishes presentation and disclosure requirements to clarify the effect of a company’s election on its earnings but does not eliminate disclosure requirements of other accounting standards.

Effective January 1, 2008, the Company adopted provisions codified in ASC 820, regarding guidance for using fair value to measure assets and liabilities and information about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. The adoption of this guidance had no material impact on the Company’s financial statements.

In May 2009, the FASB issued guidance (codified in ASC 855, “Subsequent Events”) in order to establish principles and requirements for reviewing and reporting subsequent events and requires disclosure of the date through which subsequent events are evaluated and whether the date corresponds with the time at which the financial statements were available for issue (as defined) or were issued. This guidance is effective for interim reporting periods ending after June 15, 2009. The adoption of this guidance did not have a material impact on the financial statements (see Note 10 for the required disclosure in accordance with this guidance).

In June 2009, the FASB issued guidance that establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles generally accepted in the United States of America (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. This guidance (codified in ASC 105, “Generally Accepted Accounting Principles”) is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The adoption of this guidance did not have a material impact on the financial results of the Company.
4.  Property and Equipment, Net
Property and equipment, net consists of the following:

		September 30,
	Life	2009
	(in years)	(unaudited)
Office equipment	3 to 5	$439,032
Office furniture	7	400,772
Leasehold improvements	Lease term	110,942
Artwork		71,493
Automobiles	5	379,727
Aircraft	10	14,203,588

Total property and equipment		15,605,554
Less: Accumulated depreciation		(2,785,385)

Total property and equipment, net		$12,820,169

Depreciation and amortization expense on these assets was $1,175,838 and $575,347 for the nine-month periods ended September 30, 2009 and 2008, respectively, of which $1,065,269 and $483,379, respectively, relates to aircraft.
In October 2007, the Company entered into an agreement with Gulfstream Aerospace LP (“Gulfstream”) to purchase a new aircraft to be manufactured at a total cost of $14,130,500, excluding costs and expenses associated with consummating its acquisition. In June 2008, the Company sold its used aircraft for net proceeds of $1,263,515 and took delivery of the new aircraft. The Company granted the bank a security interest in connection with the financing of this new aircraft (Note 6).
The Company entered into aircraft management agreements on its aircraft with third parties to manage all aspects of operating the aircraft. The third party may also, subject to Company approval, charter the aircraft to others in exchange for a charter fee. The third party charges the Company a management fee plus all costs it incurred to manage and operate the aircraft, offset by charter fees it received. Aircraft costs and expenses in the accompanying Statements of Income for the nine-month periods ended September 30, 2009 and 2008 consist of the following:

	September 30,	September 30,
	2008	2009
	(unaudited)	(unaudited)
Operating costs and expenses	$662,374	$597,577
Depreciation	483,379	1,065,269
Loss on exchange of aircraft	107,704	—

	1,253,457	1,662,846
Less: Charter fees	—	(296,798)

Total aircraft costs and expenses	$1,253,457	$1,366,048

In August 2009, the Company purchased all of the stock of Golden West Airlines, Inc. (“GWA”) for cash of $105,000. GWA had no assets (other than its air carrier certificate and trade name), no liabilities and no operations either before or after the date of acquisition. The Company intends to enter an exclusive lease and operating agreement of its aircraft with GWA, which will operate as a charter company.
5.  Accrued Liabilities
Accrued liabilities and accrued liabilities due CEO consist of the following:

September 30,
2009
(unaudited)
Accrued liabilities
Compensation and related costs	$1,372,827
401(k) employee salary deferrals	11,717
Deferred credits, current (Note 10)	22,000
Other	13,022

$1,419,566

Accrued liabilities due CEO
Interest due CEO	$34,000
Royalty due CEO	3,350,000

$3,384,000

In addition to an annual salary of $240,000 per annum, the Company paid a royalty to its CEO for the nonexclusive and revocable right to use certain of his intangible property, including without limitation, his personal name and reputation, to further its business for the nine-month periods ended September 30, 2009 and 2008. Pursuant to this arrangement, the Company expensed $3,350,000 and $2,650,000 for the nine-month periods ended September 30, 2009 and 2008, respectively, as a royalty due the CEO. The Company made such royalty payments at amounts agreed upon by the CEO and Company. No bonus payments or stock-based compensation arrangements were granted to the CEO in the nine month periods ended September 30, 2009 and 2008.
6.  Long-Term Debt, Net of Current Portion
Long-term debt, net of current portion consists of unsecured notes payable to CEO and notes and contracts payable, as follows:

Unsecured Notes Payable to CEO

September 30,
2009
(unaudited)
Unsecured Note	$13,665,972
Unsecured Subordinated Note	1,222,078

14,888,050
Less: Current portion	(792,000)

Total unsecured notes payable to CEO, net	$14,096,050

Unsecured Note

The unsecured note is due to the CEO in monthly principal and interest installments ($88,066) through June 2018, at which time the remaining principal balance ($10,695,666) is due, and bears interest at 5.75% (the “Unsecured Note”). In December 2008, the Company executed the Unsecured Note in the amount of its debt (principal $13,875,651 plus accrued interest $19,946) formerly due to City National Bank (“CNB”) under a term note related to the purchase of a new aircraft. Pursuant to an assumption agreement among the Company, the CEO and CNB, the CEO assumed the Company’s liabilities and obligations to CNB under this term note as if the term note had been made, executed and delivered by the CEO; CNB released the Company from any and all of its liabilities and obligations to CNB under the term note; CNB terminated the CEO’s limited guaranty of the term note; and CNB amended the aircraft security agreement so that the Company granted CNB a security interest in the new aircraft for the debt assumed by the CEO. The Unsecured Note carries payment terms identical to those of the term note. The Company has complied with these payment terms as of the date of this report.

In June 2008, the Company had executed the CNB term note of $14,000,000 and used the proceeds to close the purchase of the new aircraft (Note 4), including repayment of a multiple disbursement note. At the time of purchase in October 2007, the Company arranged secured financing for the aircraft to be manufactured by Gulfstream with CNB, so that (i) prior to aircraft delivery, it could make advance payments to Gulfstream through draw-downs on the multiple disbursement note and (ii) upon its acceptance of aircraft delivery, it could execute a fixed-rate term note (subject to an interest rate lock-in agreement) under a credit facility commitment. At 2007, the Company made advance payments totaling $11,730,000 to Gulfstream under the multiple disbursement note. Such advances bore interest, which was paid monthly, at LIBOR + 100bps (4.44% average rate in 2008) or prime rate, was secured by assets of the Company and guaranteed in part by the CEO. In May 2008, the Company broke the rate lock-in agreement, forfeited the time deposit of $69,000 given to secure that agreement and, under a new credit facility commitment, reset the fixed rate interest for the term note that was ultimately executed by the Company.

Unsecured Junior Subordinated Promissory Note

The unsecured promissory note is due to the CEO in quarterly principal and interest installments ($144,457) through December 2011; bears interest at 5%; and is subordinated to all debts, liabilities and obligations to CNB (the “Unsecured Subordinated Note”). The Company used the proceeds of the Unsecured Subordinated Note to redeem all shares held by the ESOP trust (Note 8). In November 2009, the Company paid this note in full in connection with the effective sale of the core assets of its strategic communications business to Resources Connection, Inc. (Note 10).

Notes and Contracts Payable

September 30,
2009
(unaudited)
Term Note due bank	$323,000
Equipment finance contracts	236,218

Total notes and contracts payable	559,218
Less: Current portion	(390,000)

Total notes and contracts payable, net	$169,218

Term Note

The term note is due to CNB in quarterly principal installments ($323,000) through December 2009; bears interest, which is payable monthly, at LIBOR + 75bps (1.06% at 2009 and 1.08% average rate in 2009) or prime rate; and is secured by a first priority lien on all owned and acquired assets of the Company and guaranteed by the CEO (the “Term Note”). This note arose in November 2005 when the Company refinanced the loan it originally obtained in February 1999 in connection with establishing the ESOP (Note 8). The Term Note contains covenants which, among other things, require the guarantor to maintain specified financial ratios and levels, as defined, and restrict the Company from, without CNB’s prior approval, incurring additional indebtedness, becoming contingently liable for the obligations of others or providing security interests in any of its property or assets. The Company and guarantor have complied with the Term Note covenants.

Equipment Finance Contracts

These contracts are due to finance companies in monthly principal and interest installments of $3,979 and $2,903 through May 2012 and August 2013 with interest at 6.99% and 5%, respectively, and are secured by the automobile so financed. As approved by the Board of Directors, the Company assumed all of the rights of and payment obligations for the automobiles under these contracts from the CEO. In September 2006, the Company acquired a used aircraft and financed the purchase with a secured loan of $1,500,000. The used aircraft note was due in monthly principal and interest installments of $13,166 through September 2011; bore interest at 6.62%, was secured by the used aircraft and guaranteed by the CEO. In June 2008, the Company sold the used aircraft and paid off the note.
7.  Income Taxes
The Company adopted the provisions of ASC 740 “Income Taxes” related to establishment of a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in an income tax return. The interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. As a result of the implementation of these provisions, the Company determined that no material unrecognized tax benefit needed to be accounted for as of January 1, 2009.

As of September 30, 2009, the Company had no changes to the liability for unrecognized gross tax benefits.

The Company’s major income tax jurisdiction is the U.S. For U.S. federal income tax, the Company remains subject to examination for calendar 2006 and thereafter. For states within the U.S. in which the Company does significant business, the Company remains subject to examination for calendar 2005 and thereafter. The IRS is examining the Company’s 2008 and 2007 income tax returns.

The Company continues to recognize interest expense and penalties related to income tax as a part of its provision for income taxes.

In November 2009, the Company effectively sold the core assets of its strategic communications business to Resources Connection, Inc. (Note 10). As a result of the asset sale, the existing tax liabilities, if any, will remain with Sitrick and Company Inc.
8.  Employee Benefit Plans
401(k) Plan

Effective December 1, 2008, the Company established a 401(k) Plan which covers all employees who have completed one month of service and are age 21 or older. Each 401(k) Plan year, a participant may contribute up to the maximum permitted amount, as defined, from his/her annual pay and the Company may make discretionary contributions. To receive an allocation of any such discretionary contributions and/or forfeitures, a participant must have a minimum of 1,000 hours of service as an employee during the 401(k) Plan year and be employed on the last day of such year. The Company did not contribute to the 401(k) Plan in any period.

Employee Stock Ownership Plan

In December 2008, the Company redeemed all Class B common shares held by the ESOP trust at a total cost of $2,002,023, which consisted of cash to participants ($1,600,000), the cost of unearned ESOP shares ($121,195), and costs incurred to effect the redemption transaction ($280,828). To fund this redemption, the CEO loaned $1,600,000 to the Company in exchange for the Unsecured Subordinated Note (Note 6). In connection with the redemption transaction, the balance due ($760,000) on the ESOP Note was cancelled, the guarantee fee was eliminated and all participants became fully vested in their allocated ESOP shares. Prior to 2008, the Company had redeemed the Class B common shares held by two fully-vested participants who had terminated employment for cash ($222,020). All redeemed Class B common shares are now held in treasury at cost of $2,224,043.

The Company established the ESOP in January 1999 when the Company adopted the ESOP plan; set up the ESOP trust; borrowed funds from a bank (which note was guaranteed by the CEO and ultimately refinanced by the Term Note (Note 6)); loaned those funds to the ESOP trust to acquire common shares representing a 24.32% interest in the Company (the “ESOP Shares”) from the CEO; and received a note from the ESOP trust in consideration of the loan (the “ESOP Note”). During each year, the Company was required to make contribution and dividend payments to the ESOP trust sufficient in amount to service the ESOP Note, which was due to the Company in quarterly principal installments ($380,000) plus interest commencing June 1999 through March 2009. Each year, the ESOP trust was required to allocate a specified number of the unallocated ESOP Shares to eligible participants based on the principal payments made on the ESOP Note. The ESOP Shares not allocated to participant accounts served as collateral for the ESOP Note, which was pledged to the bank and the CEO. The CEO received this pledge along with a guaranty fee in exchange for his guarantee of the Company’s bank debt related to the ESOP.

For financial statement purposes, the Company accounted for shares allocated each year as (i) compensation expense ($31,655 for the period ended September 30, 2008) based on the average fair value per share for the year using a market approach valuation method and (ii) a retained earnings adjustment (a charge of $150,135 for the period ended September 30, 2008) for the difference between that value per share and the ESOP’s original cost per share. In addition, the Company accounted for the guaranty fee ($135,660 for the period ended September 30, 2008) as interest expense. The fee was calculated at 6% per annum on the unpaid bank debt, payable semiannually in advance on January 1 and July 1 of each year. In addition, the Company incurred ESOP plan administration costs of $ $35,595 and $20,073 for the nine-month periods ended September 30, 2009 and 2008, respectively.

In June 2009, the ESOP was merged into the newly-established 401(k) Plan.
9.  Commitments and Contingencies
Lease Commitments

The Company leases its principal office facilities under noncancelable operating lease agreements expiring in June 2009 (renewed for one year in July 2009) and September 2013 (with a renewal option of five years). The CEO guaranteed lease payments of $437,000 at September 30, 2009, which amount reduces by $112,000 in March of each year. For the nine-month periods ended September 30, 2009 and 2008, facilities rent expense included $14,000 per month paid the CEO for the month-to-month lease of his New York condominium as temporary corporate lodging.

Employment Arrangements

The Company has performance bonus arrangements with its key employees. The arrangements generally provide that the employee receives a specified percentage of base salary for achieving certain targeted levels of client billable hours for the year. In addition, the CEO may award discretionary bonuses to those key employees not achieving the targeted levels and to non-covered employees. The Company also has employment contracts with certain key employees that, unless extended, expire at various dates through June 30, 2012; generally provide for an initial two-year term which may be extended at the Company’s option; terminate on a change in control or for cause, as defined; and provide for incentive compensation based on certain professional fees. The Company accrues estimated performance bonuses, discretionary bonuses and incentive compensation based on a review of each employee’s performance at the end of each quarter and the likelihood of discretionary bonus awards. The Company recorded an accrued liability for these items of $454,000 at September 30, 2009. Substantially all amounts accrued during a year for these items are paid in December of that year.

Legal Proceedings

The Company had been named as an additional defendant in two lawsuits filed by third parties against two of its clients who are indemnifying the Company in these matters. In one case, the Company had its motion to dismiss granted and was dismissed as a defendant by the trial court; and plaintiff’s later appeal was dismissed by the appellate court. In the other case, the Company’s motion to dismiss as a defendant was also granted by the trial court and the case was dismissed on October 1, 2009; the plaintiff did not file a notice of appeal of that dismissal by the deadline of November 4, 2009. The Company was also involved with the CEO and the Sitrick Trust, who were the defendants in a declaratory action lawsuit filed by the general partner of an investment fund, against whom the Sitrick Trust has a $7.7 million judgment. In 2006 the Sitrick Trust sought to collect on its 2002 judgment against the general partner who, in turn, filed the suit for, among other things, declaratory relief to enjoin and restrain it from enforcing the judgment. In 2008 the Court held that the Sitrick Trust was enjoined from enforcing the judgment. An appeal has been filed. In April 2010, a former employee (later joined by another former employee) brought an action against the CEO, his wife, the Sitrick Trust and the former independent trustee of the ESOP as defendants and against the Company and the ESOP as “nominal defendants” seeking legal and equitable relief for violation of The Employee Retirement Income Security Act (“ERISA”). In June 2010, the CEO, his wife and the Sitrick Trust filed a motion to dismiss the case in its entirety claiming the amended complaint failed to allege non-conclusory facts that raise a reasonable inference that these defendants violated any duities under ERISA. The former independent trustee also filed a motion to dismiss. The Company believes, based on available information, that the ultimate outcome of these matters would not have a material adverse effect on the Company’s financial position, cash flows or results of operations.
10. Subsequent Events
The Company has evaluated subsequent events through July 13, 2010, the date the financial statements were issued. The Company noted no significant events requiring adjustment to the financial statements.

On November 20, 2009, the Company contributed certain assets and liabilities to an entity which was then purchased by Resources Connection, Inc., an unrelated third party.